EXHIBIT 99.3


                  [Letterhead of Data Systems & Software Inc.]





                                                     April 19, 2004

Kardan Communications Ltd.
154 Petach Tikva Rd.
Tel Aviv, Israel

Neuwirth Investments Ltd.
250 Ben Gurion Rd.
Givatayim, Israel

                Re: Data Systems & Software Inc. - Transaction with Kardan Communications Ltd.
                      ------------------------------------------------------

Gentlemen:

                  This Letter confirms our agreement concerning the basic structure and underlying terms in connection with a contemplated transaction or transactions (collectively, the "TRANSACTION") by and among Data Systems & Software Inc., a Delaware corporation ("DSSI"), Kardan Communications Ltd., an Israeli company ("KARDAN"), or another affiliate of Kardan N.V. and Neuwirth Investments Ltd., an Israeli company ("NEUWIRTH"). Each of DSSI, Kardan and Neuwirth are sometimes collectively referred to herein as the "PARTIES".

                  Upon acceptance by Kardan and Neuwirth, it is intended that this Letter will provide a framework for a Definitive Agreement (as defined below) and ensure that the willingness of the Parties to proceed in discussions with respect thereto is based on a mutual understanding of the basic economic and other terms of the Transaction. Any obligation to proceed with the Transaction as outlined herein is expressly subject, among other things, to the execution and delivery of a written Definitive Agreement(s) acceptable in form and substance to the Parties, as well as completion of due diligence satisfactory to Kardan and DSSI as set forth in Sections 4 and 13 hereof, PROVIDED THAT, the provisions contained in Sections 9, 10, 11, 14 and 15 hereof shall be binding upon the Parties in accordance with their respective terms notwithstanding the termination of this Letter for any reason (the "SURVIVING PROVISIONS").

1. PRINCIPAL TERMS OF THE TRANSACTION. The Transaction will be structured as follows:

     a. EXCHANGE OF SHARES OF DSIT TECHNOLOGIES FOR SHARES OF DSSI. DSSI will purchase all of the issued and outstanding shares of dsIT Technologies Ltd., an Israeli company ("DSIT"), owned by Kardan and Neuwirth, in exchange for the issuance of approximately 389,022 shares of common stock of DSSI to Kardan and approximately 492,178 shares of common stock of DSSI to Neuwirth (the "SHARE EXCHANGE").

     b. ASSET PURCHASE BY DSSI. DSSI will purchase from Kardan a portfolio of companies (the "ASSETS"), one of which will be consolidated with DSSI (the "CONSOLIDATED ENTITY"), in exchange for the issuance by DSSI of approximately 3,705,941 shares of its common stock (the "ASSET PURCHASE"). In the event that Kardan makes any acquisitions in the portfolio companies comprising the Assets prior to signing the Definitive Agreement, the parties will negotiate in good faith to adjust the terms of the Asset Purchase accordingly. With respect to the Consolidated Entity, upon the closing of the Transaction (the "CLOSING"), Kardan will transfer to DSSI 49% of an entity ("NEWCO") that holds Kardan's interest in the Consolidated Entity and grant to DSSI the right to appoint all the directors of the Consolidated Entity. Until the second anniversary of the Closing, Kardan will have the option to sell to DSSI the remaining 51% of Newco owned by Kardan at an exercise price of 630,915 shares of common stock of DSSI. If Kardan does not exercise such option, then, for 60 days following the second anniversary of the Closing, DSSI will have the option to purchase from Kardan said 51% of Newco at the same exercise price.

     c. CASH INVESTMENT BY KARDAN. Kardan will make a cash investment of $2 million in the equity of DSSI. In addition, through March 31, 2005, if at the end of any calendar quarter, DSSI has less than $1.25 million in cash and cash equivalents on hand, Kardan will, within 15 business days of the end of any such calendar quarter, make an additional investment in the equity of DSSI in the amount of such deficiency (or, if smaller, the amount of the deficiency as of the date of such investment) (the "CAPITAL CALL"), PROVIDED THAT, the aggregate total amount invested pursuant to all Capital Calls shall not exceed $1 million.

     d. VALUATION OF SHARES OF COMMON STOCK OF DSSI. For purposes of the Cash Investment, the valuation of one share of common stock of DSSI shall be equal to $3.17; and for purposes of the Capital Call, the valuation of one share of common stock of DSSI shall be equal to the average closing price on Nasdaq of DSSI's common stock during the 30 trading days immediately preceding the date of the issuance of the relevant shares.


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

     e. KARDAN WARRANT. At the Closing, DSSI will issue a warrant to Kardan, exercisable for 24 months, to purchase up to 500,000 additional shares of DSSI common stock, at a price per share equal to 120% of the price per share of the Cash Investment. Upon any exercise of the Capital Call, DSSI will issue an additional warrant to Kardan, exercisable for 24 months from the date thereof, to purchase additional shares of DSSI common stock, in a number up to the amount invested in such exercise divided by four (4), and at a price per share equal to 120% of the price per share of such exercise.

2. REGISTRATION RIGHTS. DSSI will use its best efforts to file a registration statement or statements, as the case may be, with the Securities and Exchange Commission (the "SEC") with respect to the (i) shares issued in the Share Exchange, the Asset Purchase and the Cash Investment within 60 days following the Closing and (ii) shares issuable upon exercise of any warrants issued pursuant to a Capital Call within 60 days of the exercise of any such warrants, and shall use reasonable efforts to have such registration statement(s) declared effective by the SEC, in the case of (i) above, within 120 days after the Closing, and in the case of (ii) above, within 120 days after the date of exercise of the relevant warrants.

3. GUARANTEES OF CONSOLIDATED ENTITY. Through and including February 2006, Kardan or an affiliate thereof will remain as a guarantor for certain liabilities of the Consolidated Entity in connection with that certain Share Purchase Agreement dated December 18, 2003 by and among Kardan, the Consolidated Entity and certain other parties thereto. Through February 2006, or such earlier date as DSSI, at its election, procures the release of Kardan and its affiliates from such guarantees, DSSI will ensure that all of the directors of the Consolidated Entity appointed or nominated by DSSI shall be approved by Kardan.

4. DUE DILIGENCE. The Parties acknowledge that, prior to executing a Definitive Agreement, they must complete their respective due diligence examinations as well as negotiations with respect to matters beyond the scope of this Letter. Accordingly, the Parties acknowledge and agree that execution of a Definitive Agreement is subject to completion of due diligence satisfactory to each of DSSI and Kardan in their sole discretion.

5. TERMS OF DEFINITIVE AGREEMENT. The Definitive Agreement shall contain terms customary and appropriate to similar agreements, including representations and warranties of, and indemnification by, the Parties (it being understood that Kardan and Neuwirth will not make substantive representations or indemnities concerning the business of dsIT and Kardan will not make substantive representations or indemnities concerning any minority-owned companies comprising the Assets, but Kardan explicitly agrees to provide full representations and warranties and indemnities concerning the Consolidated Entity, which representations, warranties and indemnities will terminate as of the Closing, and a covenant of DSSI to call a


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

     meeting of its shareholders for the purpose of approving the Transaction and, if permissible in accordance with applicable law, electing to the DSSI board (to be effective following the Closing) a slate of between seven and eleven members nominated by Kardan, which will include Jacob Neuwirth and Shlomie Morgenstern. Consummation of the Transaction shall be subject, among other things, to:

     a. receipt of all necessary consents and approvals of governmental entities and any other third parties;

     b. absence of any material adverse change in the business, financial condition, assets, prospects or operations of either DSSI or the companies comprising the Assets since the date of this Letter;

     c. absence of pending or threatened material litigation regarding DSSI or the companies comprising the Assets, or any litigation challenging the Definitive Agreement, or the transactions contemplated thereby;

     d.   delivery of customary legal opinions,  closing  certificates and other
          appropriate   documentation   requested  by  DSSI,  Kardan  and  their
          respective counsel;

     e. delivery by Kardan of fiscal year-end and interim financial statements of the Consolidated Entity in the form required by DSSI for filing with the SEC in connection with the Transaction (including without limitation, audited balance sheets, statements of income and statements of cash flows for the current fiscal year and the preceding two fiscal years);

     f.   compliance with all applicable laws;

     g. resignation of all of the members of the board of directors of DSSI upon the Closing (as a condition of Kardan's obligations under the Definitive Agreement); and

     h.   the approval of the shareholders of DSSI and/or Kardan, if applicable.

6. ADDITIONAL AGREEMENTS. The following agreements will be executed in a manner satisfactory to all the Parties:

     a.   Consulting Agreement between DSSI and George Morgenstern;

     b. Employment Agreement between DSSI and Israel Frieder, who will serve as president and manager of communications activities;

     c. Employment Agreement between DSSI and Jacob Neuwirth, who will serve as president and manager of IT activities; and

     d. Employment Agreement between DSSI and/or its subsidiary Databit and Shlomie Morgenstern, upon terms and conditions to be agreed to by the Parties and Shlomie Morgenstern.

7. GOOD FAITH NEGOTIATION AND COOPERATION; SEC FILINGS. Each of the Parties shall, and shall cause each of their respective Representatives to, (i) negotiate the terms of the Definitive Agreement in good faith in order to proceed with the Transaction, (ii) subject to the provisions contained in Sections 4, 5 and 6 hereof, use their respective best efforts to finalize, execute and deliver the Definitive Agreement, and (iii) cooperate with the other Parties and their respective Representatives in connection with this Letter, the proposed Transaction and the transactions contemplated thereby, including without limitation, providing information or disclosure to any other Party necessary or appropriate (in the discretion of such Party or its counsel) to be included in any filing with the SEC, whether on Form S-4 or otherwise, required to be filed as a result of this Letter, the Transaction or the transactions contemplated thereby.

8.   ACCESS  TO  INFORMATION.   From  the  date  hereof  until  this  Letter  is
     terminated,  as  provided  below,  Kardan,  with  respect to the  companies comprising the Assets, and DSSI, with respect to itself and its subsidiaries, shall make and cause to be made available to the other Party such books, records and members of management as the other Party may reasonably request in connection with any such Party's evaluation of the relevant business, assets and properties in connection with any such Party's efforts to consummate the Transaction. In connection with such evaluation, Kardan and DSSI shall coordinate mutually agreeable times at which representatives can visit the relevant companies' facilities, examine their properties and assets, contracts, liabilities, operations, records, financial information and other aspects of their businesses and interview their senior executives and stockholders. Each of Kardan and DSSI authorizes members of the management of the relevant companies to freely communicate with the other Party to disclose matters concerning their businesses without limitation.

9. CONFIDENTIALITY. Each of the Parties shall, and shall cause their respective directors, officers, shareholders, employees, agents, brokers or other representatives ("REPRESENTATIVES") to, maintain the confidentiality of any confidential or proprietary information furnished to it by the other Party (including, with respect to Kardan and its Representatives, the existence of this Letter, the contemplated Transaction and any negotiations in connection therewith), except to the extent such information is (i) otherwise disclosed by a party not bound by an agreement of confidentiality with respect thereto, (ii) independently developed by another Party, (iii) required to be disclosed in accordance with applicable law, rule, regulation or court order or decree

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

     applicable to a Party or its direct or indirect shareholders or (iv) disclosed to accountants, auditors, counsel, bankers, investors and others who have a need to know such information in connection with their evaluation thereof as determined in the reasonable discretion of the relevant Party.

10. EXCLUSIVITY. Each of DSSI and Kardan acknowledges that the Parties will devote substantial time and resources and incur substantial expenses in connection with the investigation and documentation of the proposed Transaction contemplated by this Letter. To induce the Parties to devote such time and resources and to incur such expenses, each of DSSI and Kardan agrees that at no time during the period from the date hereof to and including the 60th day after such date (the "TERMINATION DATE") shall either DSSI or Kardan, directly or indirectly through any of their respective Representatives, solicit, initiate, furnish information or otherwise engage in any discussions concerning the sale of their respective assets involved in the Transaction or stock or any recapitalization or restructuring or sale of either DSSI or the companies comprising the Assets, as the case may be ("DISCUSSIONS"), PROVIDED THAT, DSSI shall be permitted to engage in (but not solicit or initiate) Discussions at any time with any person or entity in the event that the Board of Directors of DSSI or its counsel, in their sole discretion, determine that Discussions are necessary, appropriate or advisable in order to satisfy any of the Board's fiduciary duties or obligations under any applicable law. In the event that either DSSI or Kardan or any of their respective Representatives receives any proposal from any person or entity with respect to any such matters, then DSSI, Kardan or their respective Representatives, as the case may be, shall immediately notify the other Party thereof in writing.

11. NONDISCLOSURE. None of the Parties shall, and shall cause each of their respective Representatives not to, directly or indirectly make any public comment, statement or communication with respect to, or otherwise disclose or permit the disclosure or existence of discussions regarding, a possible Transaction among them or any of the terms, conditions or other aspects of the Transaction proposed in this Letter, including the existence thereof, PROVIDED THAT, DSSI or Kardan may disclose information concerning this Letter or the Transaction if, in the opinion of its counsel (in its sole discretion), it is necessary, appropriate or advisable to comply with applicable laws, rules or regulations of the SEC, Nasdaq or other regulatory agency or stock exchange applicable to them or their direct or indirect parent companies.

12. CONDUCT OF BUSINESS. Each of Kardan, with respect only to the Assets and the business of the Consolidated Entity, and DSSI shall, during the term of this Letter, (i) conduct its business only in the ordinary course, (ii) not engage in any transactions other than in the ordinary course of business without the prior written consent of the other Party, and (iii) use its best efforts to preserve intact its business organization, keep available the services of its employees, and maintain satisfactory relationships with all third parties with which it has business relationships.


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

13. TERMINATION. This Letter and the obligations of the Parties hereunder may be terminated at any time by either Kardan or DSSI on or after the Termination Date if the Parties have failed to reach a Definitive Agreement despite good faith negotiations based on the terms and conditions contained herein, or by either such Party at any time in the event that the results of a Party's due diligence are unsatisfactory in such Party's sole and absolute discretion. If this Letter is terminated in accordance with this
     Section 13, then no Party shall have any obligation hereunder or with respect to the transactions contemplated hereby, except with respect to the Surviving Provisions.

14. COSTS. Each of the Parties shall be responsible for and bear its respective costs and expenses (including, without limitation, any fees of attorneys, accountants, brokers or finders) incurred in connection with this Letter or the proposed Transaction, PROVIDED THAT, in the event that during the time period subsequent to the execution of this Letter and prior to the termination hereof in accordance with Section 13 hereof, Kardan or DSSI (i) breaches any of the provisions contained in Sections 9 or 10 hereof, (ii) reaches an agreement in principle in respect of a transaction with any third party inconsistent with the Transaction (whether or not Discussions in respect thereof are permitted in accordance with Section 10 hereof), or
     (iii) fails to enter into a Definitive Agreement other than as permitted pursuant to Section 13 hereof, then DSSI, on the one hand, or Kardan, on the other hand, shall be entitled to terminate this Letter and shall be entitled to liquidated damages in an amount equal to the greater of (i) either such Party's actual legal, accounting and other costs reasonably incurred in connection with the Transaction or (ii) $150,000. The Parties agree that the Definitive Agreement shall contain a provision similar to this Section 14, which shall require the payment of costs by DSSI in the event that the shareholders of DSSI fail to approve the Transaction.

15.  MISCELLANEOUS.

     a. This Letter shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within such State without giving effect to principles of conflicts or choice of law thereof.

     b. This Letter may be executed by the Parties in separate counterparts, which, when taken together, shall constitute one and the same instrument.

     c. This Letter constitutes the entire understanding between the Parties with respect to the subject matter hereof and supersedes any and all prior agreements, commitments, understandings, discussions, term sheets, negotiations or arrangements of any nature relating thereto.


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

         Kindly indicate your approval and agreement with the foregoing by executing this Letter in the space provided below and returning a copy thereof to the undersigned.

                                            Very truly yours,

                                            DATA SYSTEMS & SOFTWARE INC.



                                            By: /s/ George Morgenstern
                                            ------------------------------------
                                                    Name:
                                                    Title:


AGREED AND ACCEPTED:

KARDAN COMMUNICATIONS LTD.


By: /s/ Israel Frieder
----------------------------------------
        Name:
        Title:


NEUWIRTH INVESTMENTS LTD.


By: /s/ Jacob Neuwirth
----------------------------------------

         Name:
         Title:

The undersigned, as sole shareholder of Neuwirth Investments Ltd., agrees to be personally bound by the terms and conditions of this Letter applicable to Neuwirth Investments Ltd.

                                             /s/ Jacob Neuwirth
                                             -----------------------------------
                                             Jacob Neuwirth



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